                                                                   Exhibit 10.19
--------------------------------------------------------------------------------
LESSOR                                                              LEASE NUMBER
KING COMMERCIAL CORP.
10820 Sunset Office Dr., Suite 208                                     307360001
St.  Louis, MO  63127
TEL  (314) 965-9800        , FAX (314) 965-4321
--------------------------------------------------------------------------------
FULL LEGAL NAME AND ADDRESS OF LESSEE   SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS)
Bluestone Software, Inc.                                     Clarify, Inc.
1000 Briggs Road                                             2125 O'Nel Drive
Mount Laurel, NJ  08054                                      San Jose, CA  95131
         JOINTLY AND SEVERALLY RESPONSIBLE
--------------------------------------------------------------------------------
QUANTITY        DESCRIPTION, MODEL#, CATALOG #, SERIAL # OR OTHER IDENTIFICATION
--------------------------------------------------------------------------------
E                      See Exhibit "A" Attached Hereto And Made A Part Hereof.
Q
U    L
I    E
P    A
M    S
E    E
N    D
T

------------------  --------------------------------------------------------------------------------------------------------------
EQUIPMENT           STREET ADDRESS________________________________________________________________________________________________
LOCATION
IF                  CITY____________                COUNTY___________         STATE____________       ZIP_______
DIFFERENT
----------------------------------------------------------------------------------------------------------------------------------
                                                                           -----------------------
TERMS               AMOUNT OF EACH                MONTHLY       /X/        TERM OF LEASE            NO.  OF        SECURITY
                    PAYMENT (PLUS                 OTHER/SPECIFY /_/        (NO.  OF                 PAYMENTS       DEPOSIT
                    SALES TAX, IF                                          MONTHS)                  36             $5,589.70
                    APPLICABLE)                                            36
                    $1,906.98
----------------------------------------------------------------------------------------------------------------------------------

                          TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated or affixed to it (hereinafter referred to as the "Equipment").

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgment and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorized Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.

3. DISCLAIMER OF WARRANTS AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows:

(a)  LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION
     OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH
     RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT.
(b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;
(c)  Lessee leases the Equipment "as is" and with all faults;
(d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural purposes;
(e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor;
(f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment;
(g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and
(h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

                                                                        Initials
                                                                        PMB

The parties have specifically negotiated and agreed to the foregoing paragraph.

4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that is in the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

     LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF SUCH RIGHTS.

5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation to execute and deliver to Lessor an Acknowledgment and Acceptance of Equipment by Lessee acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to the Lease or any Schedule hereto.

THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR, NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the state of Lessor's principal place of business noted above and shall be interpreted in accordance with the laws and regulations of the state of Lessor's principal place of business.

Lessee agrees to jurisdiction in the state of Lessor's principal place of business listed above in any action, suit or proceeding regarding this Lease, and concedes that it, and each of them, transacted business in the state of Lessor's principal place of business listed above by entering into this Lease. In the event of any legal action with regard to this Lease or the equipment covered hereby, Lessee agrees that venue may be laid in the County of Lessor's principal place of business.

LESSEE:           Bluestone Software, Inc.                      LESSOR: KING COMMERCIAL CORP.

 /s/ Paul M. Baiada                           DATE: 9/3/97     /s/ King Commercial Corp. signature  DATE: 9/5/97
----------------------------------------------------------------------------------------------------------------
                                              DATE:
-------------------------------------------------------------

--------------------------------------------------------------------------------
LESSOR                                                              LEASE NUMBER
KING COMMERCIAL CORP.
10820 Sunset Office Dr., Suite 208                                     307360002
St.  Louis, MO  63127
TEL  (314) 965-9800        , FAX (314) 965-4321
--------------------------------------------------------------------------------
FULL LEGAL NAME AND ADDRESS OF LESSEE   SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS)
Bluestone Software, Inc.                                     Clarify, Inc.
1000 Briggs Road                                             2125 O'Nel Drive
Mount Laurel, NJ  08054                                      San Jose, CA  95131
         JOINTLY AND SEVERALLY RESPONSIBLE
--------------------------------------------------------------------------------
QUANTITY        DESCRIPTION, MODEL#, CATALOG #, SERIAL # OR OTHER IDENTIFICATION
--------------------------------------------------------------------------------
E               See Exhibit "A" Attached Hereto And Made A Part Hereof.
Q
U    L
I    E
P    A
M    S
E    E
N    D
T

------------------  --------------------------------------------------------------------------------------------------------------
EQUIPMENT           STREET ADDRESS________________________________________________________________________________________________
LOCATION
IF                  CITY____________                COUNTY_________          STATE____________        ZIP________
DIFFERENT
---------------------------------------------------------------------------------------------------------------------------------
TERMS               AMOUNT OF EACH                MONTHLY       /X/        TERM OF LEASE            NO.  OF              SECURITY
                    PAYMENT (PLUS                 OTHER/SPECIFY /_/        (NO.  OF                 PAYMENTS             DEPOSIT
                    SALES TAX, IF                                          MONTHS)                  36                  $7,500.00
                    APPLICABLE)                                            36
                    $2,558.70
---------------------------------------------------------------------------------------------------------------------------------

                          TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated or affixed to it (hereinafter referred to as the "Equipment").

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgment and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorized Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.

3. DISCLAIMER OF WARRANTS AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows:

(a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT.
(b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;
(c)  Lessee leases the Equipment "as is" and with all faults;
(d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural purposes;
(e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor;
(f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment;
(g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and
(h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE
SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

                                                                   Initials
                                                                   PMB

The parties have specifically negotiated and agreed to the foregoing paragraph.

4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that is in the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.
     LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING
THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF SUCH RIGHTS.

5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation to execute and deliver to Lessor an Acknowledgment and Acceptance of Equipment by Lessee acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to the Lease or any Schedule hereto.

THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR, NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the state of Lessor's principal place of business noted above and shall be interpreted in accordance with the laws and regulations of the state of Lessor's principal place of business.

Lessee agrees to jurisdiction in the state of Lessor's principal place of business listed above in any action, suit or proceeding regarding this Lease, and concedes that it, and each of them, transacted business in the state of Lessor's principal place of business listed above by entering into this Lease. In the event of any legal action with regard to this Lease or the equipment covered hereby, Lessee agrees that venue may be laid in the County of Lessor's principal place of business.


LESSEE:             Bluestone Software, Inc.                                 LESSOR:  KING COMMERCIAL CORP.

/s/ Paul M. Baiada                                DATE: 9/3/97             /s/ King Commercial Corp. signature       DATE: 9/5/97
---------------------------------------------------------------------------------------------------------------------------------

                                                  DATE:
----------------------------------------------------------------------